UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 9, 2020	000-51254
Date of Report (Date of earliest event reported)	Commission File Number

PARKS! AMERICA, INC.

(Exact name of registrant as specified in its charter)

Nevada	91-0626756
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1300 Oak Grove Road Pine Mountain, GA 31822
(Address of Principal Executive Offices) (Zip Code)

(706) 663-8744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 30, 2020, Parks! America, Inc., a Nevada corporation (“Parks”), filed a Current Report on Form 8-K (the “Initial Form 8-K”) to disclose that on April 27, 2020 Parks and its wholly owned subsidiary, AggieLand-Parks, Inc., a Texas corporation (the “Parks Texas Sub”) simultaneously entered and closed an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Aggieland Safari LLC, a Texas limited liability company (“Aggieland”), Ferrill Creek Ranch LLC, a Texas limited liability (“FCR”), and Vernell Investments LLC, a Texas limited liability company (“Vernell,” and together with Aggieland and FCR the “Sellers”). The information previously reported and disclosed in the initial Form 8-K filed with the Securities and Exchange Commission on April 30, 2020 is hereby incorporated by reference into this Current Report on Form 8-K/A (the "Initial Form 8-K"). Parks is filing this Current Report on Form 8-K/A (Amendment No. 1) solely for the purpose of amending Item 9.01 of the Initial Form 8-K to file the financial information required by Items 9.01(a) and 9.01(b), as permitted by Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K. No other changes have been made to the Initial Form 8-K.

Pursuant to the Asset Purchase Agreement Parks Texas Sub acquired substantially all of Sellers’ assets related to Aggieland Safari Adventure Zoo and Safari Park located in Bryan, Texas (the “Aggieland Safari”), including animal inventory, real estate, mineral rights, equipment, and other assets necessary to operate the Texas Park (the “Acquired Assets”). The Acquired Assets were subject to a non-binding letter of intent between Parks and Aggieland that was previously announced on a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 16, 2020.

Item 2.01Completion of Acquisition or Disposition of Assets

On April 27, 2020, Parks, through its wholly owned Parks Texas Sub, acquired substantially all the assets of Aggieland Safari, as reported and disclosed in the Initial Form 8-K. See “Explanatory Note” above.

Item 9.01Financial Statements and Exhibits

(a)Financial Statements of Business Acquired.

The audited combined financial statements of Aggieland Safari LLC and Ferrill Creek Ranch LLC as of December 31, 2019 and for the year then ended, and the report of Akin, Doherty, Klein & Feuge, P.C., independent auditor, thereon, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

The unaudited combined financial statements of Aggieland Safari LLC and Ferrill Creek Ranch LLC as of March 31, 2020 and for the three months then ended, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(b)Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of Parks, reflecting the acquisition of Aggieland Safari as if it occurred on March 29, 2020, and the pro forma combined income statements of Parks for the fiscal year ended September 29, 2019 and for the subsequent interim six months ended March 29, 2019, are filed herewith as Exhibit 99.3 and incorporated herein by reference. Such unaudited pro forma condensed combined financial statements are not necessarily indicative of the operating results or financial position that actually would have been achieved if the acquisition had been in effect on the dates indicated or that may be achieved in future periods, and should be read in conjunction with the financial statements of Parks and Aggieland Safari.

(c)Shell Company Transaction.

Not applicable.

(d)Exhibits.

Exhibit No.	Description of Exhibit
10.1	Asset Purchase Agreement by and among AggieLand-Parks, Inc., Parks! America, Inc., Aggieland Safari LLC; Ferrill Creek Ranch LLC; and Vernell Investments LLC. (Filed with the Initial Form 8-K.)
10.2	Loan Agreement between AggieLand-Parks, Inc. and First Financial, N.A. (Filed with the Initial Form 8-K.)
10.3.	Promissory Note made by AggieLand-Parks, Inc. in favor of First Financial, N.A. (Filed with the Initial Form 8-K.)
10.4	Deed of Trust Security Agreement and Financing Statement made by AggieLand-Parks, Inc. in favor of First Financial, N.A. (Filed with the Initial Form 8-K.)
99.1	The audited combined financial statements of Aggieland Safari LLC and Ferrill Creek Ranch LLC as of December 31, 2019 and for the year then ended. (Filed herewith.)
99.2	The unaudited combined financial statements of Aggieland Safari LLC and Ferrill Creek Ranch LLC as of March 31, 2020 and for the three months then ended. (Filed herewith.)
99.3

The unaudited pro forma condensed combined balance sheet of Parks, reflecting the acquisition of Aggieland Safari as if it occurred on March 29, 2020, and the unaudited pro forma condensed combined income statement for the fiscal year ended September 29, 2019 and for the subsequent interim six months ended March 29, 2019. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKS! AMERICA, INC.

Date: July 9, 2020	By:	/s/ Dale Van Voorhis
	Name:	Dale Van Voorhis
	Title:	Chief Executive Officer and
Chairman of the Board